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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   July 15, 2002
                                                                   -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                           (Originator of the Issuer)

                       FIRST USA CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)

                            BANK ONE ISSUANCE TRUST)
                              (Issuer of the Notes)
             (Exact name of registrant as specified in its charter)

   Laws of the United States            333-67076               51-0269396
   -------------------------            ---------               ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                           Identification Number)

201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)

                     (302)594-4000
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Registrant's telephone number, including area code

                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

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Item 7.  Financial Statements and Exhibits

The following exhibits are filed as a part of this report:

(99.1)   Excess Spread Analysis

(99.2)   Asset Pool One Monthly Servicer's Certificate

(99.3)   OneSeries Monthly Noteholders' Statement

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST USA BANK, NATIONAL ASSOCIATION,
                                   as Originator of the First USA Credit Card
                                   Master Trust and Bank One Issuance Trust and as Co-Registrant and as Servicer on behalf of the First USA Credit Card Master Trust and Bank One Issuance Trust



                                   By: /s/ Tracie Klein
                                       ----------------------------
                                       Name:  Tracie Klein
                                       Title: First Vice President

Date: July 15, 2002
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